SIX CIRCLESSM TRUST

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Supplement dated October 9, 2018

to the Prospectus dated August 16, 2018

On October 5, 2018, J.P. Morgan Private Investments Inc. (“JPMPI”) engaged Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each of the Six Circles Funds, currently, the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund (each, a “Fund” and together, the “Funds”), to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. The agreements were approved by the Board of Trustees of the Six Circles Trust on September 21, 2018, at an in-person meeting. Specifically, JPMPI expects that it may need to utilize Russell as an interim Sub-Adviser or transition manager in the event it determines that it would be prudent to allocate Fund flows away from an existing Sub-Adviser strategy for a period of time, or to facilitate a transition to a new Sub-Adviser strategy or between Sub-Adviser strategies. In providing its sub-advisory services, Russell will, in most cases, seek to manage to particular benchmarks or mandates defined by JPMPI. Pursuant to the agreements, JPMPI will provide notice to Russell to the extent it intends to utilize Russell’s sub-advisory services or transition management services for a particular Fund strategy. If Russell’s interim sub-advisory services are initiated for a particular Fund strategy, additional information will, as appropriate, be made available to Fund investors regarding the scope of such services in that instance. As of the date hereof, the Funds have no current plans to utilize Russell’s interim sub-advisory or transition management services for any particular Fund strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2018-1